Exhibit 99.1

TransAtlantic Petroleum Corp.

Announces Appointment of Mel Riggs to the Board of Directors

FOR IMMEDIATE RELEASE

Calgary, Alberta (July 22, 2009) – TransAtlantic Petroleum Corp. (TSX: TNP) (OTCBB: TAPFF.OB) is pleased to announce the appointment of Mel G. Riggs to the Company’s Board of Directors. Mr. Riggs has served as a Director, and as the Senior Vice President of Finance and Chief Financial Officer, of Clayton Williams Energy, Inc. (NASDAQ: CWEI) since 1994. Mr. Riggs is a certified public accountant and received a B.B.A. degree in accounting from Texas Tech University. He will chair the Company’s audit committee.

Malone Mitchell, the Chairman of the Company’s Board of Directors, added, “I have known Mel for many years, and his knowledge of energy company operations and financial management are going to be a great addition to TransAtlantic as we undertake the growth challenges and opportunities ahead. I respect his counsel and look forward to working with him.”

About TransAtlantic

TransAtlantic Petroleum Corp. is a vertically integrated, international energy company engaged in the acquisition, development, exploration, and production of crude oil and natural gas. The Company holds interests in developed and undeveloped oil and gas properties in Turkey, Morocco, Romania, and California. Additional information about the Company may be obtained by visiting the Company’s website at http://www.transatlanticpetroleum.com.

(NO STOCK EXCHANGE, SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Contact:
Matt McCann, CEO
Scott C. Larsen, President
Phone:	(214) 220-4323
Internet:	http://www.transatlanticpetroleum.com
Address:	5910 N. Central Expressway
Suite 1755
Dallas, Texas 75206

Forward-Looking Statements

This news release contains statements regarding membership on the Company’s Audit Committee as well as other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that constitute forward-looking statements or information under applicable securities legislation, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by the terminology used such as “plans,” “expects,” “estimates,” “budgets,” “intends,” anticipates,” “believes,” “projects,” “indicates,” “targets,” “objective,” “could,” “should,” “may” or other similar words. Such forward-looking statements or information are based on a number of assumptions which may prove to be incorrect. In addition to other assumptions identified in this news release, assumptions have been made regarding, among other things, the ability of the Company to continue to develop and exploit attractive foreign initiatives.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include but are not limited to the continuing ability of the Company to operate effectively internationally; the risks associated with drilling of oil and natural gas wells; ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in assumptions regarding items of income and expense and the level of capital expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; climatic conditions; availability and cost of material and equipment; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of properties; the ability to obtain necessary regulatory approvals; diversion of management’s attention from existing operations while pursuing acquisitions; availability of capital; regulatory developments; environmental risks; uncertainties in the capital markets; fluctuations in currency and interest rates; general economic and business conditions (including the effects of the worldwide economic recession); and industry trends. These and other risks are described in the Company’s Annual Report on Form 10-K and other filings filed with the U.S. Securities Exchange Commission and Canadian securities regulators. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.

The forward-looking statements or information contained in this news release are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.